UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
AUGUST 31, 2006
Date of Report (Date of earliest event reported)
EAGLE TEST SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-51828 (Commission File No.)	36-2917389 (IRS Employer Identification No.)
2200 Millbrook Drive
Buffalo Grove, Illinois 60089
(Address of Principal Executive Offices, including Zip Code)
Registrant’s telephone number, including area code: (847) 367-8282
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
     On August 31, 2006, we entered into an agreement with each of Messrs. Leonard Foxman, our Chief Executive Officer, President and Director, and Theodore Foxman, our Chief Operating Officer, Executive Vice President and Director, in which we agreed to extend their current employment agreements until December 31, 2006 in order to permit the Company to complete its development of a compensation plan for its executive officers. Copies of each of the agreements are attached hereto as Exhibits 10.1 and 10.2 and are incorporated herein by reference.
Item 9.01. Exhibits
(d) Exhibits
10.1     Letter Agreement between Eagle Test Systems, Inc. and Leonard A. Foxman dated August 31, 2006
10.2     Letter Agreement between Eagle Test Systems, Inc. and Theodore D. Foxman dated August 31, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

EAGLE TEST SYSTEMS, INC.
September 5, 2006	By:	/s/ Theodore D. Foxman
Theodore D. Foxman
Chief Operating Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

10.1	Letter Agreement between Eagle Test Systems, Inc. and Leonard A. Foxman dated August 31, 2006

10.2	Letter Agreement between Eagle Test Systems, Inc. and Theodore D. Foxman dated August 31, 2006

4